Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT

This AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT, dated as of September 28, 2018 (this “Amendment”), is entered into by and among Hayward Industries, Inc., a New Jersey corporation (the “Borrower”), Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the undersigned 2018 Incremental Term Lenders (as defined below).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, Hayward Intermediate, Inc., a Delaware corporation (“Holdings”), the Administrative Agent and the lenders from time to time party thereto are party to that certain First Lien Credit Agreement, dated as of August 4, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower is party to that certain Agreement of Purchase and Sale, dated as of August 20, 2018 (the “Paramount Acquisition Agreement”), by and among the Borrower, LDAG Acquisition Corp., a Delaware corporation (the “Hayward Purchaser”), as purchaser, LDAG Holdings, Inc., an Arizona corporation (“LDAG”), as target, and the Company Parties (as defined therein), as sellers, pursuant to which the Borrower has indirectly acquired (the “Paramount Acquisition”) all of the issued and outstanding shares of LDAG, the sole shareholder of Paramount Leisure Industries, Inc., an Arizona corporation (“Paramount”);

WHEREAS, (i) pursuant to Section 2.22(a) of the Credit Agreement, the Borrower has delivered a written request for an Incremental Term Facility to the Administrative Agent in an aggregate principal amount of $150,000,000, (ii) the Borrower has requested that each financial institution signatory hereto as an Additional Lender (in such capacity, each a “2018 Incremental Term Lender”) provide, pursuant to Section 2.22(a) and clause (c) of the definition of “Incremental Cap”, an Additional Term Commitment (each, a “2018 Incremental Term Loan Commitment”) under the Amended Credit Agreement (as defined below), and make Incremental Term Loans (with respect to each 2018 Incremental Term Lender, its “2018 Incremental Term Loans”) as an Incremental Term Facility, which 2018 Incremental Term Loans will be of the same Class as the Initial Term Loans outstanding immediately prior to giving effect to this Amendment (the “Existing Term Loans”), in an aggregate principal amount equal to $150,000,000 on the First Amendment Effective Date (as defined below), the proceeds of which will be used by the Borrower, directly or indirectly, to (a) replenish cash on the Borrower’s balance sheet and/or prepay Revolving Loans (as defined in the ABL Credit Agreement) in an aggregate amount no greater than the consideration paid under the Paramount Acquisition Agreement to consummate the Paramount Acquisition and to pay fees, costs and expenses in connection therewith, (b) prepay term loans outstanding under the Second Lien Facility in an aggregate principal amount of approximately $80,000,000 (the “2018 Second Lien Prepayment”) and (c) without duplication, pay fees, costs and expenses in connection with the 2018 Incremental Term Loans, this Amendment, the 2018 Second Lien Prepayment and the other transactions contemplated by this Amendment, and (iii) each 2018 Incremental Term Lender is prepared to provide its 2018 Incremental Term Loan Commitment and to make its 2018 Incremental Term Loans pursuant to the Amended Credit Agreement in the principal amount set forth opposite such 2018 Incremental Term Lender’s name under the heading “2018 Incremental Term Loan Commitments” on Schedule 1.01(b) to the Credit Agreement (as amended by this Amendment, the “Amended Credit Agreement”), in each case subject to the other terms and conditions set forth herein;

WHEREAS, the Borrower, the 2018 Incremental Term Lenders and the Administrative Agent are entering into this Amendment in order to evidence such 2018 Incremental Term Loan Commitments and such 2018 Incremental Term Loans in accordance with Section 2.22(e) of the Credit Agreement;

WHEREAS, in furtherance of the foregoing, the Borrower, the undersigned 2018 Incremental Term Lenders and the Administrative Agent (pursuant to its authority under Section 2.22(e) and 9.02(d)(ii) of the Credit Agreement) have agreed to amend the Credit Agreement pursuant to Section 2.22(e) and 9.02(d)(ii) of the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.      Amendments to Credit Agreement. The Credit Agreement is, effective as of the First Amendment Effective Date (as hereinafter defined) and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

(a)               The following shall be added to the Credit Agreement as Schedule 1.01(b) thereof:

2018 Incremental Term Loan Commitments:

Lender	Pro Rata Share	2018 Incremental Term Loan Commitment
Bank of America, N.A.	100.00%	$150,000,000
Total	100.00%	$150,000,000

(b)               Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions thereto in the proper alphabetical order:

“2018 Incremental Term Lender” means, at any time, any Lender that has a 2018 Incremental Term Loan Commitment or a 2018 Incremental Term Loan at such time.

“2018 Incremental Term Loan Commitment” means, as to each 2018 Incremental Term Lender, its obligation to make a 2018 Incremental Term Loan to the Borrower on the First Amendment Effective Date in an aggregate amount not to exceed the amount specified opposite such 2018 Incremental Term Lender’s name on Schedule 1.01(b) under the caption “2018 Incremental Term Loan Commitment”.

“2018 Incremental Term Loans” means the Term Loans made by each 2018 Incremental Term Lender on the First Amendment Effective Date to the Borrower pursuant to Section 2.01(b).

“First Amendment” means that certain Amendment No. 1 to First Lien Credit Agreement, dated as of September 28, 2018, among the Borrower, the Administrative Agent and the 2018 Incremental Term Lenders party thereto.

“First Amendment Amortization Percentage” means the percentage equal to the product of (x) 0.25% multiplied by (y) the result of $850,000,000 divided by $841,500,000.

“First Amendment Effective Date” means September 28, 2018.

“Paramount” means Paramount Leisure Industries, Inc., an Arizona corporation.

“Paramount Acquisition” means the acquisition, pursuant to the Paramount Acquisition Agreement, of all of the issued and outstanding shares of LDAG Holdings, Inc., an Arizona corporation and sole shareholder of Paramount, by the Borrower, indirectly through its wholly-owned subsidiary, LDAG Acquisition Corp., a Delaware corporation.

“Paramount Acquisition Agreement” means that certain Agreement of Purchase and Sale, dated as of August 20, 2018, by and among the Borrower, LDAG Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Borrower, as purchaser, LDAG Holdings, Inc., an Arizona corporation, as the target, and the Company Parties (as defined therein), as sellers.

(c)               The definition of the term “Initial Term Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Initial Term Loans” means (a) prior to the First Amendment Effective Date, the Term Loans made by the Term Lenders on the Closing Date to the Borrower pursuant to Section 2.01(a), and (b) from and after the First Amendment Effective Date, the Term Loans referred to in clause (a) above together with the 2018 Incremental Term Loans made by the Term Lenders to the Borrower pursuant to Section 2.01(b).

(d)               Section 2.09 of the Credit Agreement is hereby amended by adding the following sentence immediately after the only sentence thereof:

Unless previously terminated, the 2018 Incremental Term Loan Commitments shall automatically terminate upon the making of the 2018 Incremental Term Loans on the First Amendment Effective Date.

(e)               Section 2.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)       The Borrower hereby unconditionally promises to repay Initial Term Loans to the Administrative Agent for the account of each Term Lender (i) commencing December 31, 2017, on the last Business Day of each March, June, September and December on or prior to the First Amendment Effective Date (each such date being referred to as a “Pre-Amendment Loan Installment Date”), in each case in an amount equal to 0.25% of the original principal amount of the Initial Term Loans made to the Borrower on the Closing Date, (ii) commencing December 31, 2018, on the last Business Day of each March, June, September and December prior to the Initial Term Loan Maturity Date (together with each Pre-Amendment Loan Installment Date, each a “Loan Installment Date”), in each case in an amount equal to the First Amendment Amortization Percentage of the aggregate principal amount of all Initial Term Loans outstanding on the First Amendment Effective Date (after giving effect to the 2018 Incremental Term Loans made pursuant to the First Amendment) (as such payments, in the case of clause (i) and (ii), may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 and repurchases in accordance with Section 9.05(h) or increased as a result of any increase in the amount of such Initial Term Loans pursuant to Section 2.22(a)), and (iii) on the Initial Term Loan Maturity Date, in an amount equal to the remainder of the principal amount of the Initial Term Loans outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to, but excluding, the date of such payment.

(f)                Section 2.12(c) of the Credit Agreement is hereby amended by replacing each instance of the term “Closing Date” therein with the term “First Amendment Effective Date”.

(g)               Section 5.11 of the Credit Agreement is hereby amended by replacing the first sentence thereof in its entirety with the following sentence:

The Borrower shall (a) use the proceeds of the Initial Term Loans made to the Borrower on the Closing Date solely to finance a portion of the Transactions (including working capital and/or purchase price adjustments and the payment of Transaction Costs) and (b) notwithstanding anything to the contrary in Section 2.22(a)(xii), use the proceeds of the 2018 Incremental Term Loans made to the Borrower on the First Amendment Effective Date solely to (i) replenish cash on the Borrower’s balance sheet and/or prepay Revolving Loans (as defined in the ABL Credit Agreement) in an aggregate amount no greater than the consideration paid under the Paramount Acquisition Agreement to consummate the Paramount Acquisition and to pay fees, costs and expenses in connection therewith, (ii) prepay term loans outstanding under the Second Lien Facility on the First Amendment Effective Date in an aggregate principal amount of approximately $80,000,000 (the “2018 Second Lien Prepayment”) and (iii) without duplication, pay fees, costs and expenses in connection with the 2018 Incremental Term Loans, the First Amendment, the 2018 Second Lien Prepayment and the other transactions contemplated by the First Amendment.

SECTION 2.      The 2018 Incremental Term Loan Commitment and the 2018 Incremental Term Loans.

(a)               In accordance with Section 2.22 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the First Amendment Effective Date (as hereinafter defined), each 2018 Incremental Term Lender hereby agrees that such 2018 Incremental Term Lender (i) shall have, as contemplated by this Amendment and the Amended Credit Agreement, a 2018 Incremental Term Loan Commitment under the Amended Credit Agreement in an amount equal to the amount set forth opposite such 2018 Incremental Term Lender’s name under the heading “2018 Incremental Term Loan Commitments” on Schedule 1.01(b) to the Amended Credit Agreement, (ii) shall make 2018 Incremental Term Loans to the Borrower pursuant to Section 2.01(b) of the Amended Credit Agreement on the First Amendment Effective Date in a principal amount not to exceed its 2018 Incremental Term Loan Commitment under the Amendment Credit Agreement, and (iii) shall be deemed to be, and shall become, a “2018 Incremental Term Lender”, an “Additional Lender”, a “Term Lender”, a “Lender” and a “Secured Party” for all purposes of, and subject to all the obligations of a “2018 Incremental Term Lender”, an “Additional Lender”, a “Term Lender”, a “Lender” and a “Secured Party” under, the Amended Credit Agreement and the other Loan Documents.

(b)               The Borrower and the Administrative Agent hereby agree that from and after the First Amendment Effective Date, each 2018 Incremental Term Lender shall be deemed to be, and shall become, a “2018 Incremental Term Lender”, an “Additional Lender”, a “Term Lender”, a “Lender” and a “Secured Party” for all purposes of, and with all the rights and remedies of a “2018 Incremental Term Lender”, an “Additional Lender”, a “Term Lender”, a “Lender” and a “Secured Party” under, the Amended Credit Agreement and the other Loan Documents.

(c)               The Borrower hereby designates that the 2018 Incremental Term Loans are being incurred in reliance on clause (c) of the definition of “Incremental Cap” in the Credit Agreement.

(d)               The 2018 Incremental Term Loans shall constitute an Incremental Term Facility and shall be of the same Class as the Existing Term Loans. The terms, provisions and documentation of the 2018 Incremental Term Loans shall be identical (other than with respect to upfront fees, OID or similar fees) (including call protection, interest rate margins and interest rate floors) to the Existing Term Loans and are in compliance with Sections 2.22(a) of the Credit Agreement. Unless applicable law otherwise requires, for U.S. federal income tax purposes, the parties hereto intend to treat the 2018 Incremental Term Loans as a “qualified reopening” (within the meaning of Treasury Regulations Section 1.1275-2(k)) of the Existing Term Loans.

(e)               Each of the parties hereto hereby agrees that, in accordance with Section 2.22(a)(xiii) of the Credit Agreement, all 2018 Incremental Term Loans, when originally made, shall be added to the Existing Term Loans for all purposes under the Credit Agreement and the other Loan Documents and shall be added to (and constitute a part of) each borrowing of Existing Term Loans of the same type with the same Interest Period as the Existing Term Loans on a pro rata basis (based on the relative sizes of the various outstanding Borrowings), so that each Term Lender providing such 2018 Incremental Term Loans will participate proportionately in each then outstanding borrowing of Existing Term Loans of the same type with the same Interest Period as the Existing Term Loans, it being acknowledged that the effect thereof may result in the 2018 Incremental Term Loans having shorter Interest Periods than the Existing Term Loans included in the Borrowing of which they are a part (and notwithstanding any other provision of the Credit Agreement that would prohibit such an initial Interest Period). The 2018 Incremental Term Loans shall not accrue interest for any period prior to the funding thereof on the First Amendment Effective Date and the Borrower shall not be required to pay interest on the 2018 Incremental Term Loans pursuant to Section 2.13 of the Credit Agreement for any period prior to the First Amendment Effective Date.

(f)                As of the First Amendment Effective Date, after giving effect to the making of the 2018 Incremental Term Loans, the aggregate principal amount of Initial Term Loans outstanding pursuant to the Amended Credit Agreement shall be $991,500,000.

SECTION 3.      Reference to and Effect on the Loan Documents. On and after the First Amendment Effective Date (as hereinafter defined), each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Amended Credit Agreement, and any reference to “Obligations” shall mean and be a reference to the “Obligations” under the Amended Credit Agreement.

(a)               On and after the First Amendment Effective Date, the Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(b)               From and after the First Amendment Effective Date, this Amendment shall be deemed a Loan Document for all purposes under the Amended Credit Agreement and the other Loan Documents.

(c)               The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the First Amendment Effective Date.

SECTION 4.      Conditions of Effectiveness. The obligations of the 2018 Incremental Term Lenders to make 2018 Incremental Term Loans under the Amended Credit Agreement, and the amendments to the Credit Agreement contained in Section 1 hereof, shall become effective as of the first date (the “First Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived by the 2018 Incremental Term Lenders):

(a)               The Administrative Agent and the 2018 Incremental Term Lenders shall have received counterparts of (i) this Amendment executed by the Borrower, the Administrative Agent and the 2018 Incremental Term Lenders and (ii) the Guarantor Consent and Reaffirmation attached hereto as Exhibit A (the “Guarantor Consent”) executed by Holdings and each Subsidiary Guarantor (collectively, the “Guarantors” and each, a “Guarantor”);

(b)               The Administrative Agent on behalf of itself and the 2018 Incremental Term Lenders shall have received a customary legal opinion from (i) Ropes & Gray LLP, counsel to the Loan Parties and (ii) each local counsel to the Loan Parties listed on Schedule 4(b) to this Amendment;

(c)               The Administrative Agent on behalf of itself and the 2018 Incremental Term Lenders shall have received, with respect to each Loan Party, certificates of good standing from the secretary of state of the state of organization of each Loan Party (to the extent such concept exists in such jurisdiction), customary certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of each Loan Party certifying true and complete copies of the Organizational Documents attached thereto and evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the Guarantor Consent;

(d)               The Administrative Agent and the 2018 Incremental Term Lenders shall have received a certificate of a Responsible Officer of the Borrower certifying that the conditions in clauses (f) and (g) of this Section 4 have been satisfied;

(e)               The Administrative Agent and the 2018 Incremental Term Lenders shall have received a solvency certificate from a Responsible Officer of the Borrower (after giving effect to the transactions contemplated by this Amendment) based on and consistent with the form attached to the Credit Agreement as Exhibit K;

(f)                The representations and warranties of the Borrower contained in Article III of the Credit Agreement and Section 5 of this Amendment shall be true and correct in all material respects on and as of the First Amendment Effective Date; provided that, in the case of any representation and warranty which expressly relates to a specific date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be; provided, further, that, if any representation and warranty is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, such representation and warranty shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(g)               No Event of Default shall exist immediately prior to or after giving effect to this Amendment and the making of the 2018 Incremental Term Loans;

(h)               The Administrative Agent on behalf of itself and the 2018 Incremental Term Lenders shall have received a Committed Loan Notice no later than 2:00 p.m. (New York time) at least three Business Days prior to the requested date of the Borrowing in respect of the 2018 Incremental Term Loans;

(i)                 The Borrower shall have paid all reasonable and documented out-of-pocket expenses of the Administrative Agent and the Lead Arranger (as defined in the engagement letter, dated as September 4, 2018 (the “Engagement Letter”), by and among the Borrower, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Jefferies Finance LLC (“Jefferies”), Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”) and Nomura Securities International, Inc. (together with MLPFS, Jefferies and Morgan Stanley, collectively, the “Arrangers”) (including, without limitation, the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if reasonably necessary, of one local counsel in any relevant jurisdiction to all such Persons, taken as a whole, to the extent provided for in Section 9.03 of the Credit Agreement or Section 5 of the Engagement Letter) and the 2018 Incremental Term Lenders in connection with this Amendment invoiced at least three (3) Business Days (unless otherwise agreed by the Borrower) prior to the First Amendment Effective Date;

(j)                 The Borrower shall have paid all fees required to be paid pursuant to the fee letter, dated as of September 4, 2018, by and between the Borrower and MLPFS (the “Fee Letter”);

(k)               The Administrative Agent shall have received (i) at least two (2) Business Days prior to the First Amendment Effective Date all documentation and other information about the Borrower and the Guarantors (including the Hayward Purchaser and its subsidiaries (other than any Excluded Subsidiary)) required under applicable “know your customer” and anti-money laundering rules and regulations (including the USA PATRIOT Act) that has been reasonably requested in writing at least ten (10) Business Days prior to the First Amendment Effective Date and (ii) one (1) Business Day prior to the First Amendment Effective Date all documentation and other information about the Borrower required by regulatory authorities under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”) that has been reasonably requested in writing at least ten (10) Business Days prior to the First Amendment Effective Date;

(l)                 On or prior to the date hereof, the Hayward Purchaser, LDAG, Paramount and each other direct and indirect subsidiary of LDAG that is required to become a Loan Party pursuant to the Loan Documents shall have complied with the requirements set forth in clause (a) of the definition of “Collateral and Guarantee Requirement” under each of the Credit Agreement, the ABL Credit Agreement and the Second Lien Credit Agreement, and with Section 5.12 thereof, in each case notwithstanding any applicable time periods or grace periods set forth therein; and

(m)             Substantially concurrently with the Borrowing of the 2018 Incremental Term Loans on the First Amendment Effective Date, the Borrower shall have completed the 2018 Second Lien Prepayment to the extent of any remaining proceeds of the 2018 Incremental Term Loans.

For purposes of determining compliance with the conditions specified in this Section 4, the 2018 Incremental Term Lenders shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the 2018 Incremental Term Lenders from and after the making by the 2018 Incremental Term Lenders of the 2018 Incremental Term Loans pursuant to Section 2.01(b) of the Amended Credit Agreement. The 2018 Incremental Term Lenders and the Borrower shall promptly notify the Administrative Agent of the occurrence of the First Amendment Effective Date.

SECTION 5.      Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the 2018 Incremental Term Lenders as of the First Amendment Effective Date that:

(a)               The execution, delivery and performance by the Borrower of this Amendment and the execution, delivery and performance by each Guarantor of the Guarantor Consent are within each applicable Loan Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Loan Party;

(b)               None of the execution, delivery or performance by the Borrower of this Amendment or the execution, delivery or performance by any Guarantor of the Guarantor Consent (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect, (B) in connection with the Perfection Requirements and (C) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which would not be reasonably expected to have a Material Adverse Effect, (ii) will violate any (A) of such Loan Party’s Organizational Documents or (B) Requirements of Law applicable to such Loan Party which violation, in the case of this clause (ii)(B), would reasonably be expected to have a Material Adverse Effect or (iii) will violate or result in a Default (as defined in the ABL Credit Agreement and the Second Lien Credit Agreement) under (A) the ABL Credit Agreement, (B) the Second Lien Credit Agreement or (C) any other material Contractual Obligation to which such Loan Party is a party which violation, in the case of this clause (iii), would reasonably be expected to result in a Material Adverse Effect;

(c)               This Amendment has been duly executed and delivered by the Borrower, and the Guarantor Consent has been duly executed and delivered by each Guarantor. This Amendment constitutes a legal, valid and binding obligation of the Borrower, and the Guarantor Consent constitutes a legal, valid and binding obligation of each Guarantor, enforceable against the Borrower and each Guarantor, as applicable, in accordance with its terms, subject to the Legal Reservations; and

(d)               Each of the Loan Parties and each of its Restricted Subsidiaries (i) is (A) duly organized and validly existing and (B) in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of its jurisdiction of organization, (ii) has all requisite organizational power and authority to own its property and assets and to carry on its business as now conducted and (iii) is qualified to do business in, and is in good standing (to the extent such concept exists in the relevant jurisdiction) in, every jurisdiction where its ownership, lease or operation of properties or conduct of its business requires such qualification; except, in each case referred to in this clause (d) (other than clause (i)(A) with respect to the Borrower and clause (ii) with respect to the Loan Parties) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.      Costs and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent (including, without limitation, actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if reasonably necessary, of one local counsel in any relevant jurisdiction to all such Persons, taken as a whole, to the extent provided for in Section 9.03 of the Credit Agreement) in connection with the preparation, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder or in connection herewith.

SECTION 7.      Execution in Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Borrower, the Administrative Agent and the 2018 Incremental Term Lenders.

SECTION 8.      GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Clauses (b) and (c) of Section 9.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 9.      WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). eACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

HAYWARD INDUSTRIES, INC.

By:	/s/ Clark Hale
Name: Clark Hale
Title: President, Chief Executive Officer and Secretary

[Signature Page to Amendment No. 1 to First Lien Credit Agreement]

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Charlene Wright-Jones
Name: Charlene Wright-Jones
Title: Vice President

[Signature Page to Amendment No. 1 to First Lien Credit Agreement]

BANK OF AMERICA, N.A.,
as an Additional Lender and
2018 Incremental Term Lender

By:	/s/ David H. Strickert
Name: David H. Strickert
Title: Managing Director

[Signature Page to Amendment No. 1 to First Lien Credit Agreement]

Schedule 4(b)

Local Counsel

Firm	Jurisdiction
Lowenstein Sandler LLP	New Jersey
Ropes & Gray LLP	Delaware
Snell & Wilmer LLP	Arizona

EXHIBIT A

GUARANTOR CONSENT AND REAFFIRMATION

September 28, 2018

Reference is made to Amendment No. 1 to First Lien Credit Agreement, dated as of September 28, 2018 (the “Amendment”), by and among Hayward Industries, Inc., a New Jersey corporation (the “Borrower”), Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the lenders party thereto (the “2018 Incremental Term Lenders”), amending that certain First Lien Credit Agreement, dated as of August 4, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”).

Each of the undersigned, as a Guarantor under the First Lien Loan Guaranty, dated as of August 4, 2017 (the “Guaranty”), in favor of the Administrative Agent and the Lenders parties to the Credit Agreement, hereby consents to such Amendment and the transactions contemplated by such Amendment and, as of the First Amendment Effective Date, hereby, (a) ratifies, acknowledges and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, in each case, as amended and in effect after giving effect to the Amendment and the making of the 2018 Incremental Term Loans and agrees that its Guarantee remains in full force and effect to the extent set forth in such Guaranty and after giving effect to this Amendment and the incurrence of the 2018 Incremental Term Loans, (b) ratifies, acknowledges and reaffirms each grant of a lien on, or security interest or pledge in, its Collateral made pursuant to the Loan Documents, in each case, as amended by the Amendment, and confirms that such liens and security interests continue to secure the Obligations in effect after giving effect to the Amendment and the making of the 2018 Incremental Term Loans, in each case subject to the terms of the Amendment and the Amended Credit Agreement, and (c) confirms that the obligations of the Loan Parties with respect to the 2018 Incremental Term Loans shall constitute, from and after the making of the 2018 Incremental Term Loans, Obligations, Guaranteed Obligations (as defined in the Guaranty), Secured Obligations and First Lien Term Credit Agreement Obligations and Other First Lien Term Obligations (each as defined in the ABL Intercreditor Agreement) and agrees that the security interests in connection therewith remain in full force and effect. Capitalized terms not otherwise defined in this Guarantor Consent have the same meanings as specified in the Amendment or the Amended Credit Agreement, as applicable.

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Guarantors:

Hayward Intermediate, Inc.
By:	/s/ Clark Hale
Name: Clark Hale
Title: President, Chief Executive Officer and Secretary

GOLDLINE PROPERTIES LLC

By:	/s/ Clark Hale
Name: Clark Hale
Title: President, Chief Executive Officer and Secretary

HAYWARD INDUSTRIAL PRODUCTS, INC.

By:	/s/ Clark Hale
Name: Clark Hale
Title: President, Chief Executive Officer and Secretary

HAYWARD / WRIGHT-AUSTIN INC.

By:	/s/ Clark Hale
Name: Clark Hale
Title: President, Chief Executive Officer and Secretary

WEBSTER PUMPS, INC.

By:	/s/ Clark Hale
Name: Clark Hale
Title: President, Chief Executive Officer and Secretary

[Signature Page to Guarantor Consent and Reaffirmation]

LDAG HOLDINGS, INC.

By:	/s/ Clark Hale
Name: Clark Hale
Title: President, Chief Executive Officer and Secretary

LDAG ACQUISITION CORP.

By:	/s/ Clark Hale
Name: Clark Hale
Title: President, Chief Executive Officer and Secretary

PARAMOUNT LEISURE INDUSTRIES, INC.

By:	/s/ Clark Hale
Name: Clark Hale
Title: President, Chief Executive Officer and Secretary

GSG HOLDINGS, INC.

By:	/s/ Clark Hale
Name: Clark Hale
Title: President, Chief Executive Officer and Secretary

PARAMOUNT CAPITAL FINANCE CORP.

By:	/s/ Clark Hale
Name: Clark Hale
Title: President, Chief Executive Officer and Secretary

PARAMOUNT INTERNATIONAL, INC.

By:	/s/ Clark Hale
Name: Clark Hale
Title: President, Chief Executive Officer and Secretary

[Signature Page to Guarantor Consent and Reaffirmation]